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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 7, 2006
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-26395                94-3228750
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

        101 Spear Street, Suite 203, San Francisco, CA       94105
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           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On December 7, 2006, the Board of Directors (Board) of Salon Media Group, Inc. (Salon) appointed John Warnock as its Chairman of the Board, replacing David Talbot. David Talbot, who co-founded Salon in 1995, had served as Salon's Chairman of the Board since April 1999. Mr. Talbot will continue as a Director of Salon.

John Warnock has served as a Director of Salon since August 2001 and owns approximately 41% of the voting securities of Salon. He was a founder of Adobe Systems, Inc. and currently serves as its co-Chairman of the Board.



SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SALON MEDIA GROUP, INC.



Dated: December 12, 2006           /s/ Conrad Lowry
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                                   Conrad Lowry, Chief Financial Officer,
                                   and Secretary




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